Freedom Financial Holdings, Inc

January 1, 2007

GK Fields and Associates dba
ACTION International
918 Perry Woods Cove
Fort Wayne, In 46845

RE: Addendum to consulting agreement dated November 7, 2006

Dear Greg,

This is to inform you that Freedom Financial Holdings, Inc has decided to lower our participation in the Business Consulting Program from Platinum $2,995 to Bronze $1,495 from this date forward.

Sincerely,

/s/

Brian Kistler
CEO

I hereby acknowledge this change.

/s/

Gregory K. Fields- Owner

6615 Brotherhood Way, Suite A, Fort Wayne, IN 46825
Phone: 260-490-5363* Fax 260-490-5004